UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549



                          FORM 8-K



                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934


        July 19, 2006                     333-101960
   Date of Report (Date of          Commission File Number
  earliest event reported)


                YUKON GOLD CORPORATION, INC.
   (Exact name of registrant as specified in its charter)


          Delaware                        98-0413063
(State or other jurisdiction           (I.R.S. Employer
     of incorporation or           Identification Number)
        organization)


                       55 York Street
                         Suite #401
                  Toronto, Ontario M5J 1R7
    (Address of Principal Executive Offices) (Zip Code)


                       (416) 865-9790
    (Registrant's telephone number, including area code)

Item 5.02  Departure of Directors or Principal
           Officers; Election of Directors; Appointment of
           Principal Officers.

     Yukon Gold Corporation, Inc. (the "Company") accepted the resignation of Warren Holmes as a Director and Chairman of the Board of Directors and his resignation as a Director of the Company's wholly owned subsidiary, Yukon Gold Corp., an Ontario corporation, in each case effective as of July 11, 2006. As of that date, Jose Guerra, Jr. became Chairman of the Board of Directors of the Company. There were no disagreements between the Company and Mr. Holmes with respect to the Company's operations, policies or practices.

     As of June 29, 2006, Ken Hill resigned as President and CEO of the Company and was replaced by Howard Barth as President and CEO. Mr. Barth is also a Director of the Company. Mr. Hill became Vice President - Mining Operations of the Company. There were no disagreements between the Company and Mr. Hill with respect to the Company's operations, policies or practices.

     Mr. Barth joined the Board of Company on May 30, 2005. Mr. Barth holds a B.A. in Geography from York University, in Toronto, Ontario and a Masters Degree in Business Administration from York University's Schulich School of Business (1976). Mr. Barth worked for William Eisenberg & Company (now PriceWaterhouseCoopers), a large Toronto accounting firm and holds a C.A. designation. Mr. Barth also has his own accounting practice which he started in 1984. In his 25 years of public practice Mr. Barth has had direct involvement in a number of industries and is familiar with all aspects of accounting for small to medium sized businesses. His diverse clientele includes businesses in construction, retail, manufacturing and restaurants. Since 1979 Mr. Barth has been a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants.

Item 9.01            Financial Statements and Exhibits.

     Exhibits

     99.5  Press Release of Yukon Gold
           Corporation, Inc. dated July 19, 2006 entitled,
           "Yukon Gold Corporation, Inc. Announces
           Changes in its Directorship and Management."

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       YUKON GOLD CORPORATION, INC.


Date: July 19, 2006    By: /s/ Lisa Lacroix
                       Name:   Lisa Lacroix
                       Title:  Secretary

                         EXHIBIT 9.5

                    For Immediate Release


    Yukon Gold Corporation, Inc. Announces Changes to its
                 Directorship and Management

Toronto, Canada, July 19th, 2006, Yukon Gold Corporation, Inc. (Yukon Gold), (TSX: YK, OTCBB: YGDC) announced today that it has accepted the resignation of Warren Holmes from his positions as Chairman of the Board of Directors and also the Company's wholly owned subsidiary, Yukon Gold Corp., an Ontario Corporation. Effective immediately, Jose Guerra, Jr. became Chairman of the Board of Directors of the Company. Mr. Guerra has been a director of Yukon Gold since
November, 2005.   There were no disagreements between the
Company and Mr. Holmes with respect to the Company's operations, policies or practices and the company thanks Mr. Holmes for his hard work and dedication and his many contributions over the two years that he held his various positions with the Company.

Yukon Gold today, also announced the resignation of Ken Hill as President and CEO of the Company, effective immediately and has been replaced by Howard Barth as President and CEO. Mr. Barth is also a Director of the Company. Mr. Hill is staying with the Company in an officer's capacity and has accepted the position of Vice President - Mining Operations for the Company. There were no disagreements between the Company and Mr. Hill with respect to the Company's operations, policies or practices and Ken will now focus on the exploration programs currently underway at the Company's two properties.

Mr. Barth, Yukon Gold's new President and CEO joined the Board on May 30, 2005. Mr. Barth holds a B.A. from York University, in Toronto, Ontario and a Masters Degree in Business Administration from York University's Schulich School of Business (1976). Mr. Barth worked for William Eisenberg & Company (now PriceWaterhouseCoopers), a multi-national accounting firm and holds a C.A. designation. Mr. Barth also owns his own accounting firm which he started in 1984. In his 25 years of public practice Mr. Barth has had direct involvement in a number of industries and is familiar with all aspects of accounting for small and medium sized businesses. His diverse clientele includes businesses in construction, retail, manufacturing, mining and restaurants. Since 1979 Mr. Barth has been a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants

About Yukon Gold

Yukon Gold Corporation, Inc. is an active and progressive public exploration and development company. The Company's main focus is its recently acquired VMS deposit (Marg Property) and its Mount Hinton gold and silver exploration project in the Central Yukon Territory of Canada. These properties lie within the Tombstone Gold Belt, world renowned for the discovery of major gold and base metal deposits. The Company recently listed its shares on the TSX and raised sufficient capital to carry out its 2006 property work programs. Currently, there are approximately 16.3 million of the Company's common shares outstanding.

For More Information,

Yukon Gold Corporation, Inc.
Paul Gorman
(416) 865-9869
Toll Free (800) 295-0671
E: pgorman@yukongoldcorp.com
Company Website: www.yukongoldcorp.com

FORWARD-LOOKING STATEMENTS: This news release contains certain "forward-looking statements" within the meaning of
Section 21E of the United States Securities Exchange Act of 1934, as amended. Except for statements of historical fact relating to the company, certain information contained herein constitutes forward-looking statements. Forward-looking statements are frequently characterized by words such as "plan," "expect," "project," "intend," "believe," "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements. These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other ecological data, fluctuating metal prices, the possibility of project cost overruns or unanticipated costs and expenses, uncertainties relating to the availability and costs of financing needed in the future and other factors. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change. The reader is cautioned not to place undue reliance on forward-looking statements.